Exhibit 10.2

PURCHASE AND SALE AGREEMENT FOR DISTRESSED TRADES

TRANSACTION SPECIFIC TERMS

THIS PURCHASE AND SALE AGREEMENT FOR DISTRESSED TRADES is dated as of the Agreement Date and entered into by and between Seller and Buyer to govern the purchase and sale of the Loans, the Commitments (if any) and the other Transferred Rights, in accordance with the terms, conditions and agreements set forth in the LSTA Standard Terms and Conditions for Purchase and Sale Agreement for Distressed Trades published by the LSTA as of August 6, 2010 (the “Standard Terms”). The Standard Terms are incorporated herein by reference without any modification whatsoever except as otherwise agreed herein by the Parties and as specifically supplemented and modified by the terms and elections set forth in the Transaction Summary and Sections A through J below. The Standard Terms and the Transaction Specific Terms together constitute a single integrated Purchase and Sale Agreement for Distressed Trades governing the Transaction. With respect to the Transaction, the Parties agree to be bound by the Standard Terms and the Transaction Specific Terms set forth herein.

TRANSACTION SUMMARY

Trade Date:	August 26, 2010
Agreement Date:	August 26, 2010
Seller:	Paradox Lending LLC
Buyer:	BJ Acquisition LLC
Credit Agreement:
Loan and Security Agreement, dated as of August 20, 2007, by and among Betsey Johnson LLC, as Borrower, the lenders from time to time party thereto, and Paradox Syndication LLC, as Administrative Agent (the “Credit Agreement”)

Borrower:	Betsey Johnson LLC
Purchase Amount:	$14,625,000.00 (principal amount outstanding of Loans held by Seller)
Tranche:	Term Loan
CUSIP Number(s), if available:	Not applicable
Pre-Settlement Date Accruals Treatment:	☒ Paid on Settlement Date ($419,250 of accrued fees and interest paid at the purchase rate set forth in the trade confirmation) ☐ Trades Flat
Type of Assignment:	☐ Original Assignment ☒ Secondary Assignment
Immediate Prior Seller (if any):	Not applicable
Borrower in Bankruptcy:	Yes ☐ No ☒
Delivery of Credit Documents:	Yes ☒ No ☐
Netting Arrangements:	Yes ☐ No ☒
Flip Representations:	Yes ☐ No ☐
Step-Up Provisions:	Yes ☐ No ☒
Transfer Notice	Shift Date: Yes ☐	Not applicable No ☒

A.	DEFINITIONS

Capitalized terms used in this Agreement shall have the respective meanings ascribed thereto in Section 1 of the Standard Terms, as supplemented by Section A of the Transaction Specific Terms and as otherwise may be provided in other provisions of this Agreement. Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the same meanings in this Agreement as in the Credit Agreement. Except as otherwise expressly set forth herein, each reference herein to “the Agreement,” “this Agreement,” “herein,” “hereunder” or “hereof” shall be deemed a reference to this Agreement. If there is any inconsistency between the Transaction Specific Terms and the Standard Terms, the Transaction Specific Terms shall govern and control.

In this Agreement:

“Agent” means Paradox Syndication LLC, as Administrative Agent under the Credit Agreement

“Assignment” means an Assignment and Assumption Agreement in the form attached hereto as Exhibit A.

“Bankruptcy Case” select one:
☒ none.
☐ means [the case under the Bankruptcy Code pending before the Bankruptcy Court in which Borrower is a debtor, In re __________, No. __________].

“Bankruptcy Court” select one:
☒ none.
☐ means [the United States Bankruptcy Court for the __________District of __________ (and, if appropriate, the United States District Court for that District)].

“Bar Date” select one:
☒ not applicable.
☐ none has been set.
☐ means [specify applicable date, if any].

“Buyer Purchase Price” select one:
☒ not applicable.
☐ means the purchase price payable by Buyer to Original Buyer pursuant to the Netting Letter (this applies if there are three (3) parties involved in the netting arrangement).
☐ means the purchase price payable by Buyer to Penultimate Buyer pursuant to the Netting Letter (this applies if there are four (4) or more parties involved in the netting arrangement).

“Commitments” select one:
☒ none.
☐ means [identify applicable commitment tranche(s) using Credit Agreement definitions] in the principal amount of $/£/€__________ [in each case specify the aggregate amount of the Loans, the Unfunded Commitments and the portion, if any, of the Commitments that is irrevocably “frozen” (i.e., that is not subject to future drawing)].

“Covered Prior Seller” select one:
☒ not applicable.
☐ means each Prior Seller that transferred the Loans and Commitments (if any) on or after the Shift Date [but prior to the transfer pursuant to which ______________ transferred such Loans and Commitments (if any) on a distressed documentation basis pursuant to the Purchase and Sale Agreement for Distressed Trades dated as of ____________, as set forth in the Annex].

“Filing Date” select one:
☒ none.
☐ means [identify date on which Borrower filed Bankruptcy Case].

“Loans” means Term Loans in the outstanding principal amount of $14,625,000.

“Netting Letter” select one:
☒ not applicable.
☐ means that certain Multilateral Netting Agreement in the form currently published by the LSTA dated on or as of the Agreement Date among Seller, Buyer [and] [,] Original Buyer [, Penultimate Buyer] and [describe any other parties to the Netting Letter]].

“Original Buyer” select one:
☒ not applicable.
☐ means [specify original buyer in the netting arrangement].

“Penultimate Buyer” select one:
☒ not applicable.
☐ none (“none” is applicable if there are only three (3) parties involved in the netting arrangement).
☐ means [_________].

“Required Consents” means the Agent’s consent to each Assignment.

“Seller Purchase Price” select one:
☒ not applicable.
☐ means the purchase price payable by Original Buyer to Seller pursuant to the Netting Letter.

“Transfer Fee” means none.

“Unfunded Commitments” means $0.00.

B.           SECTION 4 (SELLER’S REPRESENTATIONS AND WARRANTIES)

The following specified terms shall apply to the sections referenced in this Section B:

	Flat Representation	Flip Representation	Step-Up Representation
	If “No” is specified opposite both “Flip Representations” and “Step-Up Provisions” in the Transaction Summary, the following subsections of Section 4 shall apply:	If “Yes” is specified opposite “Flip Representations” in the Transaction Summary, the following subsections of Section 4 shall apply:	If “Yes” is specified opposite “Step-Up Provisions” in the Transaction Summary, the following subsections of Section 4 shall apply:
Section 4.1(d) (Title)	Section 4.1(d)(i)	Section 4.1(d)(ii)	Section 4.1(d)(i)
Section 4.1(e) (Proceedings)	Section 4.1(e)(i)	Section 4.1(e)(i)	Section 4.1(e)(ii)
Section 4.1(f) (Principal Amount)	Section 4.1(f)(i)	Section 4.1(f)(ii)	Section 4.1(f)(i)
Section 4.1(g) (Future Funding)	Section 4.1(g)(i)	Section 4.1(g)(ii)	Section 4.1(g)(iii)
Section 4.1(h) (Acts and Omissions)	Section 4.1(h)(i)	Section 4.1(h)(i)	Section 4.1(h)(ii)
Section 4.1(i) (Performance of Obligations)	Section 4.1(i)(i)	Section 4.1(i)(i)	Section 4.1(i)(ii)
Section 4.1(l) (Setoff)	Section 4.1(l)(i)	Section 4.1(l)(i)	Section 4.1(l)(ii)
Section 4.1(t) (Consents and Waivers)	Section 4.1(t)(i)	Section 4.1(t)(i)	Section 4.1(t)(ii)
Section 4.1(u) (Other Documents)	Section 4.1(u)(i)	Section 4.1(u)(i)	Section 4.1(u)(ii)
Section 4.1(v) (Proof of Claim)	Section 4.1(v)(i)	Section 4.1(v)(ii)	Section 4.1(v)(i)

Section 4.1(k) (Purchase Price); Netting Arrangements.
If “Yes” is specified opposite Netting Arrangements in the Transaction Summary, Section 4.1(k) shall be amended in its entirety as follows:

“(k) [intentionally omitted].”

Section 4.1(r) (Predecessor Transfer Agreements).

☐ Seller acquired the Transferred Rights from Immediate Prior Seller pursuant to Predecessor Transfer Agreements relating to par/near par loans.
☐ Seller acquired the Transferred Rights from Immediate Prior Seller pursuant to Predecessor Transfer Agreements relating to distressed loans.
☐ Seller acquired the Transferred Rights from Immediate Prior Seller pursuant to Predecessor Transfer Agreements relating to both par/near par loans and distressed loans.
☒ Not applicable.

Section 4.1(u) (Other Documents).
☒ None.
☐ The following: __________.

Section 4.1(v) (Proof of Claim).
☐ The Proof of Claim was duly and timely filed, on or prior to the Bar Date, by
☐ the Agent on behalf of the Lenders.
☐ Seller or a Prior Seller.
☐ The Bar Date specified in the Transaction Specific Terms has been set in the Bankruptcy Case and no Proof of Claim has been filed.
☐ No Bar Date has been set in the Bankruptcy Case and no Proof of Claim has been filed.
☒ Not applicable.

C.           SECTION 5 (BUYER’S REPRESENTATIONS AND WARRANTIES)

C.1          Section 5.1(n) (Buyer Status).
☒ Buyer is not a Lender.
☐ Buyer is a Lender.
☐ Buyer is an Affiliate [substitute Credit Agreement defined term if different] (as defined in the Credit Agreement) of a Lender.
☐ Buyer is an Approved Fund [substitute Credit Agreement defined term if different] of a Lender.

C.2           If “Yes” is specified opposite “Delivery of Credit Documents” in the Transaction Summary, Buyer represents and warrants that it (i) was not a Lender on the Trade Date and (ii) requested copies of the Credit Documents from Seller on or prior to the Trade Date.

D.           SECTION 6 (INDEMNIFICATION)

Section 6.1 (Seller’s Indemnities); Step-Up Indemnities.

(i)           If “Yes” is specified opposite “Step-Up Provisions” in the Transaction Summary, Seller’s indemnities contained in Section 6.1(b) shall apply (and the alternate indemnities contained in Section 6.1(a) shall not apply).

(ii)           If “No” is specified opposite “Step-Up Provisions” in the Transaction Summary, Seller’s indemnities contained in Section 6.1(a) shall apply (and the alternate indemnities contained in Section 6.1(b) shall not apply).

E.           SECTION 7 (COSTS AND EXPENSES)

☐	The Transfer Fee shall be paid by Seller to the Agent and the Purchase Price shall be increased by an amount equal to
☐ one-half thereof.
☐ other relevant fraction or percentage, _____, thereof.

☐	The Transfer Fee shall be paid by Buyer to the Agent and Buyer shall receive a credit to the Purchase Price equal to
☐ one-half thereof.
☐ other relevant fraction or percentage, _____, thereof.

☐	The Transfer Fee shall be paid and allocated in the manner specified in the Netting Letter.

☒	The Transfer Fee has been waived by the Agent and, accordingly, no adjustment to the Purchase Price shall be made in respect thereof.

☐	There is no Transfer Fee and, accordingly, no adjustment to the Purchase Price shall be made in respect thereof.

F.           SECTION 8 (DISTRIBUTIONS; INTEREST AND FEES; PAYMENTS)

F.1           Section 8.2 (Distributions); Step-Up Distributions Covenant.

(i)           If “Yes” is specified opposite “Step-Up Provisions” in the Transaction Summary, Seller’s covenants contained in Section 8.2(b) shall apply (and the alternate covenants contained in Section 8.2(a) shall not apply).

(ii)           If “No” is specified opposite “Step-Up Provisions” in the Transaction Summary, Seller’s covenants contained in Section 8.2(a) shall apply (and the alternate covenants contained in Section 8.2(b) shall not apply).

G.           Section 8.5 (Wire Instructions).

Seller’s Wire Instructions:

See Purchase Price Letter

Buyer’s Wire Instructions:

See Purchase Price Letter

H.           SECTION 9 (NOTICES)

Seller’s Address for Notices and Delivery:

Paradox Lending LLC
600 Lexington Avenue, 19th Floor
New York, NY 10022

Closing Contacts:	Financial Information
Primary Contact	Mr. Edward Hill
Paradox Lending LLC
600 Lexington Avenue
19th Floor
New York, NY 10022

Telephone No.:	(704) 927-3369
Fax No.:	(704) 921-2646
E-mail Address:	Ed.Hill@babcockbrown.com

Back Up Contact	Mr. Edward Hill
Paradox Lending LLC
301 South College, Suite 3850
Charlotte, NC 28202

Telephone No.:	(704) 927-3369
Fax No.:	(704) 921-2646

Legal Contacts:	Documentation Issues
Contact:	Jonathan N. Helfat
Otterbourg, Steindler, Houston & Rosen, P.C.
230 Park Avenue
New York, NY 10169
Telephone No.:	212-905-3626
Fax No.:	917-368-7131
E-mail Address:	jhelfat@oshr.com

Operations Contacts:	Borrowings, Paydowns, Interest, Fees, etc.
Primary Contact	Mr. Edward Hill
Paradox Lending LLC
600 Lexington Avenue, 19th Floor
New York, NY 10022
Telephone No.:	212-230-0478
Fax No.:	212-935-8949
E-mail Address:	Ed.Hill@babcockbrown.com

Buyer’s Address for Notices and Delivery:

BJ Acquisition LLC
52-16 Barnett Avenue
Long Island City, NY 11104

Closing Contacts:	Financial Information
Primary Contact	Ed Rosenfeld
BJ Acquisition LLC
52-16 Barnett Avenue
Long Island City, NY 11104
Telephone No.:	718-308-2263
E-mail Address:	EdRosenfeld@stevemadden.com

Back Up Contact	Awadhesh Sinha
BJ Acquisition LLC
52-16 Barnett Avenue
Long Island City, NY 11104
Telephone No.:	718-446-1800
E-mail Address:	AwadeshSinha@stevemadden.com

Legal Contacts:	Documentation Issues
Contact:	Neil Herman, Steve Navarro
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
Telephone No.:	212-309-6000
Fax No.:	212-309-6001
E-mail Address:	nherman@morganlewis.com, snavarro@morganlewis.com

Operations Contacts:	Borrowings, Paydowns, Interest, Fees, etc.
Contact:	Awadhesh Sinha
BJ Acquisition LLC
52-16 Barnett Avenue
Long Island City, NY 11104
Telephone No.:	718-446-1800
E-mail Address:	AwadeshSinha@stevemadden.com

I.           SECTION 25 (JUDGMENT CURRENCY)

The exchange rate used for the conversion of amounts in any currency other than the Contractual Currency into amounts in the Contractual Currency shall be determined by reference to quotations from (if no election is made, Seller shall provide the quotations):

☐ Seller, or if Seller does not quote a rate of exchange on such currency, by a known dealer in such currency designated by Seller.
☒ Buyer, of if Buyer does not quote a rate of exchange on such currency, by a known dealer in such currency designated by Buyer.
☐ by a known dealer in such currency designated by the mutual agreement of the Parties.

J.           SECTION 27 (ADDITIONAL PROVISIONS)

Additional Representations and Warranties of Seller. To Existing Agent’s knowledge, Existing Agent has not received any written letters from the Borrower or counsel for the Borrower alleging that Existing Agent breached any of its representations, warranties, agreements or covenants in the Loan Agreement or in any of the other Loan Documents.

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement by their duly authorized officers or representatives as of the Agreement Date.

SELLER

PARADOX LENDING LLC

By:	/s/ Edward Hill
Name: Edward Hill
Title: Senior Vice President

BUYER

BJ ACQUISITION LLC

By:	/s/ Edward Rosenfeld
Name: Edward Rosenfeld
Title: Chief Executive Officer

ANNEX TO PURCHASE AND SALE AGREEMENT FOR DISTRESSED TRADES

1.
If “Secondary Assignment” is specified opposite “Type of Assignment” in the Transaction Summary, list of Predecessor Transfer Agreements and principal amount, as of the settlement date with respect thereto, of the portion of the Loans and Commitments (if any) thereunder assigned hereby for purposes of Section 4.1(r) and Section 5.1(k)(i) hereof, and designation as to whether such Predecessor Transfer Agreements relate to par/near par loans or distressed loans.

Not applicable.

2.	List of Credit Agreement and any other Credit Documents delivered pursuant to Section 4.1(s) hereof.

See Schedule 4.1(s) hereto

3.	Description of Proof of Claim (if any).

Not applicable.

4.	Description of Adequate Protection Order (if any).

Not applicable.

5.	List any exceptions to Section 4.1(w) (Notice of Impairment).

None.

6.	The amount of any PIK Interest that accreted to the principal amount of the Loans on or after the Trade Date but on or prior to the Settlement Date is $0.00.

Schedule 4.1(s)
to
Purchase and Sale Agreement

Credit Documents

1.	Loan and Security Agreement among Borrower, Agent and Lenders;

2.	Term Notes by Borrower in favor of Lenders;

3.	Limited Recourse Guaranty Agreement by B J Vines Inc. (“Parent”) in favor of Agent;

4.	Guaranty Agreement by Betsey Johnson and Chantal Bacon (collectively, the “Individual Guarantors” in favor of Agent;

5.	UCC Financing Statements by Borrower in favor of the Agent;

6.	Pledge Agreement by Parent in favor of Agent;

7.	Pledge Agreement by Individual Guarantors in favor of Agent;

8.	UCC Financing Statements by the Individual Guarantors and Parent in favor of Agent;

9.	Membership interests of Borrower pledged by Parent and Individual Guarantors;

10.	Intellectual Property Security Agreement by Borrower in favor of Agent;

11.	Certificate of Borrower’s Assistant Secretary;

12.	Certificate of Parent’s Secretary’s;

13.	Opinion of counsel;

14.	Guaranty Agreement by Castanea Family Investments LLC, Castanea Family Holdings LLC and Castanea Partners Fund III, L.P. (collectively, “Castanea”), in favor of Agent;

15.	UCC Financing Statements by Castanea in favor of Agent; and

16.	Certificate of Castanea’s Managers.

Exhibit A

Form of Assignment and Acceptance

THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and between:

(1)           The lender designated under item A of Attachment 1 hereto as the Assignor Lender (“Assignor Lender”); and

(2)           The lender designated under item B of Attachment 1 hereto as the Assignee Lender (“Assignee Lender”).

RECITALS

A.           Assignor Lender is one of the Lenders which is a party to the Loan and Security Agreement, dated as of August 20, 2007 (as amended, supplemented or otherwise modified in accordance with its terms as of the date hereof, the “Loan and Security Agreement”), by and among Betsey Johnson LLC, a Delaware limited liability company (the “Borrower”), Assignor Lender and the other lenders parties thereto (collectively, the “Lenders”), and Paradox Syndication LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

B.           Assignor Lender wishes to sell, and Assignee Lender wishes to purchase, (i) all of the Assignor Lender’s rights and obligations in its capacity as a Lender under the Loan and Security Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor Lender under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor Lender (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan and Security Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor Lender to the Assignee Lender pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”), pursuant to Section 8.04(c) of the Loan and Security Agreement, in accordance with this Assignment Agreement and the terms and conditions set forth in the Purchase and Sale Agreement, dated as of the date set forth at the top of Attachment 1 hereto, between Assignor Lender and Assignee Lender (the “Purchase Agreement”), and all other agreements, documents, notes, instruments and guaranties executed and/or delivered in connection therewith or related thereto (as all of the foregoing may now exists or may hereafter be amended, modified, extended, renewed, restated or replaced, collectively, the “Purchase  Documents”).

AGREEMENT

The parties hereto hereby agree as follows:

1.            Definitions. Except as otherwise defined in this Assignment Agreement, all capitalized terms used herein and defined in the Loan and Security Agreement have the respective meanings given to those terms in the Loan and Security Agreement.

2.           Sale and Assignment. On the terms and subject to the conditions of this Assignment Agreement and the other Purchase Documents, Assignor Lender hereby agrees to sell, assign and delegate to Assignee Lender and Assignee Lender hereby agrees to purchase, accept and assume the rights, obligations and duties of a Lender under the Loan and Security Agreement and the other Credit Documents with a Term Loan and corresponding Proportionate Share as set forth under Column 1 opposite Assignee Lender’s name on Attachment 1 hereto. Such sale, assignment and delegation shall become effective on the date designated in Attachment 1 hereto (the “Assignment Effective Date”).

3.           Payments After the Assignment Effective Date. From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee in accordance with the terms of the Purchase Documents.

4.            Delivery of Notes. On or prior to the Assignment Effective Date, Assignor Lender will deliver to the Administrative Agent the Term Note (if any) payable to Assignor Lender.

5.            Further Assurances. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement and the other Purchase Documents.

6.            Further Representations, Warranties and Covenants. Assignor Lender and Assignee Lender further represent and warrant to and covenant with each other, the Administrative Agent and the Lenders as follows:

(a)            Assignor Lender is the legal and beneficial owner of the Assigned Interest free and clear of any adverse claim.

(b)            Attachment 1 hereto sets forth administrative information with respect to Assignee Lender.

7.            Effect of this Assignment Agreement. On and after the Assignment Effective Date, (a) Assignee Lender shall be a Lender with a Term Loan and corresponding Proportionate Share equal to that set forth under Column 2 opposite Assignee Lender’s name on Attachment 1 hereto (without giving effect to the assignment of any other term loans entered into by Assignee Lender and any other Lender) and shall have the rights, duties and obligations of such a Lender under the Loan and Security Agreement and the other Credit Documents and (b) Assignor Lender shall be a Lender with a Term Loan and corresponding Proportionate Share equal to that set forth under Column 2 opposite Assignor Lender’s name on Attachment 1 hereto, and shall have the rights, duties and obligations of such a Lender under the Loan and Security Agreement and the other Credit Documents or, if the Term Loan of Assignor Lender has been reduced to $0, Assignor Lender shall cease to be a Lender.

8.            Miscellaneous. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Section headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.

Assignor Lender

[___________________________]

By:
Name:
Title:	Authorized Signatory

Assignee Lender

[___________________________]

By:
Name:
Title:

CONSENTED TO AND ACKNOWLEDGED BY:

PARADOX SYNDICATION LLC, as the Administrative Agent

By:
Name: Edward Hill
Title: Senior Vice President

ACCEPTED FOR RECORDATION IN REGISTER:

PARADOX SYNDICATION LLC, as the Administrative Agent

By:
Name: Edward Hill
Title: Senior Vice President

ATTACHMENT 1
TO ASSIGNMENT AGREEMENT

NAMES, ADDRESSES, AMOUNT OF TERM LOAN AND PROPORTIONATE SHARE
OF ASSIGNOR LENDER AND ASSIGNEE LENDER
AND ASSIGNMENT EFFECTIVE DATE

Date: ______

A. ASSIGNOR LENDER	Column 1 Amount of Term Loan and Proportionate Share Transferred1, 2	Column 2 Amount of Term Loan and Proportionate Share After Assignment1

Wiring Instructions: [_____________] ABA No.: [______________] For Credit to the Account of: [___________] Account No.:[____________] Reference No.:[____________]

1 To be expressed by a percentage rounded to the eighth digit to the right of the decimal point.

2 Proportionate Share of the sum of the aggregate outstanding principal amount of all Term Loans, after giving effect to any prepayments or repayments on such date, as contemplated to be sold by Assignor Lender and purchased by Assignee Lender pursuant to this Assignment Agreement.

A. ASSIGNEE LENDER	Column 1 Amount of Term Loan and Proportionate Share Transferred 3, 4	Column 2 Amount of Term Loan and Proportionate Share After Assignment1

Wiring Instructions: [_____________] ABA No.: [______________] For Credit to the Account of: [___________] Account No.:[____________] Reference No.:[____________]

3 To be expressed by a percentage rounded to the eighth digit to the right of the decimal point.  Column 2 is determined without giving effect to the assignment of any other term loans entered into by Assignee Lender and any other Lender.

4 Proportionate Share of the sum of the aggregate outstanding principal amount of all Term Loans, after giving effect to any prepayments or repayments on such date, as contemplated to be sold by Assignor Lender and purchased by Assignee Lender pursuant to this Assignment Agreement.

SCHEDULE OF SUBSTANTIALLY IDENTICAL CONTRACTS

BJ Acquisition LLC, a wholly-owned subsidiary of Steven Madden, Ltd., is also a party to the following agreements, each of which, except as noted below, is identical to the above contract between BJ Acquisition LLC and Paradox Lending LLC:

1.	Purchase and Sale Agreement for Distressed Trades dated August 26, 2010 between BJ Acquisition LLC and 72 Offshore Credit, Ltd.

	●	Page 1 - In the Transaction Summary, the Seller is “72 Offshore Credit, Ltd.”; the Purchase Amount is “$7,800,000”; the amount indicated in Pre-Settlement Date Accruals Treatment is “$223,600.00”.

●
Page 2 - In the section entitled “Covered Prior Seller,” the following language is deleted in its entirety without replacement: “on or after the Shift Date [but prior to the transfer pursuant to which _________ transferred such Loans and Commitments (if any) on a distressed documentation basis pursuant to the Purchase and Sale Agreement for Distressed Trades dated as of ________, as set forth in the Annex].”

	●	Page 3 - The amount indicated in the Loans section is “$7,800,000.”

	●	Pages 6 and 7 - The “Seller’s Address for Notices and Delivery” in Section 9 (Notices) contains the contact information of 72 Offshore Credit, Ltd.

	●	Signature Page - 72 Offshore Credit, Ltd. is the Seller signatory.

	●	Annex to Purchase and Sale Agreement for Distressed Trades - In Item 1, the sentence “Not applicable” is deleted and replaced with the following list of agreements:

		a.	Assignment Agreement, dated as of August 20, 2007, by and between Paradox Syndication LLC and Crystal Capital Fund L.P., for the principal amount of $12,500,000 of par/near par loans.

b.
Assignment Agreement, dated as of December 10, 2007, by and between Crystal Capital Fund, L.P. and Crystal Capital Offshore Warehouse Ltd., for the principal amount of $5,000,000 of par/near par loans.

		c.	Assignment Agreement, dated as of December 10, 2007, by and between Crystal Capital Fund, L.P. and Crystal Capital Fund, Ltd., for the principal amount of $3,000,000 of par/near par loans.

		d.	Assignment Agreement, dated as of May 30, 2008, by and between Crystal Capital Fund, Ltd. and Crystal Capital Offshore Warehouse Ltd., for the principal amount of $3,000,000 of par/near par loans.

e.
Assignment Agreement, dated as of December 22, 2009, by and between Crystal Capital Offshore Warehouse Ltd. and Crystal Capital Fund, Ltd., for the principal amount of $7,840,000 of par/near par loans.

	●	Annex to Purchase and Sale Agreement for Distressed Trades contains the following footnote: “The Seller was formerly known as Crystal Capital Fund, Ltd.”

2.	Purchase and Sale Agreement for Distressed Trades dated August 26, 2010 between BJ Acquisition LLC and 72 Domestic Credit, L.P.

	●	Page 1 - In the Transaction Summary, the Seller is “72 Domestic Credit, L.P.”; the Purchase Amount is “$4,387,500”; the amount indicated in Pre-Settlement Date Accruals Treatment is “$125,775”.

●
Page 2 - In the section entitled “Covered Prior Seller,” the following language is deleted in its entirety without replacement: “on or after the Shift Date [but prior to the transfer pursuant to which _________ transferred such Loans and Commitments (if any) on a distressed documentation basis pursuant to the Purchase and Sale Agreement for Distressed Trades dated as of ________, as set forth in the Annex].”

	●	Page 3 - The amount indicated in the Loans section is “$4,387,500.”

	●	Pages 6 and 7 - The “Seller’s Address for Notices and Delivery” in Section 9 (Notices) contains the contact information of 72 Domestic Credit, L.P.

	●	Signature Page - 72 Domestic Credit, L.P. is the Seller signatory.

	●	Annex to Purchase and Sale Agreement for Distressed Trades - In Item 1, the sentence “Not applicable” is deleted and replaced with the following list of agreements:

		a.	Assignment Agreement, dated as of August 20, 2007, by and between Paradox Syndication LLC and Crystal Capital Fund, L.P., for the principal amount of $12,500,000 of par/near par loans.

b.
Assignment Agreement, dated as of September 20, 2007, by and between Crystal Capital Fund, L.P. and Crystal Capital Onshore Warehouse, LLC, for the principal amount of $3,500,000 of par/near par loans.

		c.	Assignment Agreement, dated as of May 30, 2008, by and between Crystal Capital Fund, L.P. and Crystal Capital Onshore Warehouse LLC, for the principal amount of $1,000,000 of par/near par loans.

		d.	Assignment Agreement, dated as of September 18, 2009, by and between Crystal Capital Onshore Warehouse LLC and Crystal Capital Fund, L.P., for the principal amount of $4,432,500 of par/near par loans.

	●	Annex to Purchase and Sale Agreement for Distressed Trades contains the following footnote: “The Seller was formerly known as Crystal Capital Fund, L.P.”

3.	Purchase and Sale Agreement for Distressed Trades dated August 26, 2010 between BJ Acquisition LLC and Bridge CDO, LLC

	●	Page 1 - In the Transaction Summary, the Seller is “Bridge CDO, LLC,”; the Purchase Amount is “$4,875,000”; the amount indicated in Pre-Settlement Date Accruals Treatment is “$139,750”.

	●	Page 3 - The amount indicated in the Loans section is “$4,875,000.”

	●	Pages 6 and 7 - The “Seller’s Address for Notices and Delivery” in Section 9 (Notices) contains the contact information of Bridge CDO, LLC.

	●	Signature Page - Bridge CDO, LLC is the Seller signatory.

4.	Purchase and Sale Agreement for Distressed Trades dated August 26, 2010 between BJ Acquisition LLC and Babson Capital Australia PTY Limited, as Trustee for the BCA Mezzanine Debt Trust

●
Page 1 - In the Transaction Summary, the Seller is “Babson Capital Australia PTY Limited, as Trustee for the BCA Mezzanine Debt Trust”; the Purchase Amount is “$9,750,000”; the amount indicated in Pre-Settlement Date Accruals Treatment is “$279,500”.

	●	Page 3 - The amount indicated in the Loans section is “$9,750,000.”

●
Pages 6 and 7 - The “Seller’s Address for Notices and Delivery” in Section 9 (Notices) contains the contact information of Babson Capital Australia PTY Limited, as Trustee for the BCA Mezzanine Debt Trust.

	●	Signature Page - Babson Capital Australia PTY Limited, as Trustee for the BCA Mezzanine Debt Trust is the Seller signatory.

5.	Purchase and Sale Agreement for Distressed Trades dated August 26, 2010 between BJ Acquisition LLC and Roynat Business Capital Inc.

●
Page 1 - In the Transaction Summary, the Seller is “Roynat Business Capital Inc.,”; the Purchase Amount is “$7,312,500.00”; the amount indicated in Pre-Settlement Date Accruals Treatment is “$209,625.00”.

	●	Page 3 - The amount indicated in the Loans section is “$7,312,500.”

	●	Pages 6 and 7 - The “Seller’s Address for Notices and Delivery” in Section 9 (Notices) contains the contact information of Roynat Business Capital Inc.

	●	Signature Page - Roynat Business Capital Inc. is the Seller signatory.